Exhibit 10.38

(Bridge Letter of Agreement 3)

LETTER OF AGREEMENT

among

NORTHWEST AIRLINES CORPORATION

and NORTHWEST AIRLINES, INC.

and the

AIR LINE PILOTS

in the service of

NORTHWEST AIRLINES, INC.

as represented by the

AIR LINE PILOTS ASSOCIATION, INTERNATIONAL

__________________________________________________________

2004 PILOTS’ BRIDGE STOCK OPTION PLAN

__________________________________________________________

THIS LETTER OF AGREEMENT is made and entered into in accordance with the provisions of Title II of the Railway Labor Act, as amended, by and among Northwest Airlines Corporation (“NWA Corp.”) and Northwest Airlines, Inc. (“Northwest Airlines”) (collectively referred to as the “Company”) and the Air Line Pilots in the service of the Company as represented by the Air Line Pilots Association, International (the “Association”).

The Company and the Association have agreed that NWA Corp. will adopt a pilot stock option plan to be known as “The Northwest Airlines Corporation 2004 Pilots’ Bridge Stock Option Plan” (the “Plan”), as set forth herein. The Plan shall constitute a subplan under the Northwest Airlines Corporation 1999 Stock Incentive Plan (the “1999 Management Plan”). The Plan grants pilots the opportunity to acquire shares of the common stock of NWA Corp. through the exercise of the stock options granted in accordance with the terms of this Plan. The Plan shall be part of the Pilots Agreement and shall continue in full force and effect until all options under the Plan either have expired or have been exercised.

The Company and the Association agree as follows:

I.                                         DEFINITIONS

The following terms shall be defined as set forth below for purposes of this Letter of Agreement:

1.1                                 “Common Stock” shall mean the Common Stock, par value $0.01 per share, of NWA Corp.

1.2                                 “Exercise Period” shall mean the period of time commencing on the Grant Date and ending at the close of business on the day immediately preceding the tenth (10th) anniversary of the Grant Date.

1.3                                 “Exercise Price” shall mean the price at which a share of Common Stock covered by an Option may be purchased as set forth in Section 5.2 below.

1.4                                 “Fair Market Value” shall mean the average of the high and low sale price of the Common Stock as reported on the Nasdaq National Market on the applicable date, or, in the absence of any sale on the applicable date, the average of the high and low sale price on the last previous day on which a sale was reported.

1.5                                 “Grant Date” shall mean the date on which the Options are awarded under the Plan, which shall be the later of October 12, 2004 or the date the Options are approved by the Compensation Committee (or a subcommittee thereof, the “Committee”) of the Board of Directors of NWA Corp. in accordance with the 1999 Management Plan.

1.6                                 “Option” shall mean an option to purchase shares of Common Stock granted pursuant to Article V below. All Options granted pursuant to the Plan shall be deemed “non-qualified” stock options and are not intended to be incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or any successor thereto.

1.7                                 “Participant” shall mean a Pilot employed by Northwest Airlines on the Grant Date who receives an Option on the Grant Date pursuant to allocation principles to be determined by the Association.

1.8                                 “Pilot” shall mean a pilot whose name appears on the Northwest Airlines Pilot System Seniority List, other than pilots who have assumed disability retirement status.

1.9                                 “Pilots Agreement” shall mean the basic collective bargaining agreement together with all effective amendments, supplemental agreements, letters of agreement, and letters of understanding between Northwest Airlines and the Association in existence as of the execution date of this Plan and as may be amended or supplemented after that date.

II.                                     ADMINISTRATION AND DISPUTE RESOLUTION

2.1                                 Administration. The Plan shall be administered by the Committee. The Committee may authorize and establish reasonable rules and regulations to implement and administer the Plan but shall take no action that is inconsistent with the provisions of either this Plan or the Pilots Agreement. The Committee shall provide reasonable notice to and shall consult with the Association before issuing any rules or policies of general applicability to the Plan or the Participants.

2.2                                 Dispute Resolution. All disputes arising out of the Plan shall be subject to the grievance and System Board of Adjustment procedures of the Pilots Agreement.

III.                                 COMMON STOCK SUBJECT TO THE PLAN

3.1                                 Reservation of Common Stock. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 3,500,000, subject to adjustment as provided in Section 3.2 and Section 3.3. Such shares of Common Stock may consist, in whole or in part, of either authorized and unissued shares or shares held in the treasury of the Company.

3.2                                 Certain Changes in Corporate Structure. If NWA Corp. pays a stock dividend on the Common Stock, if shares of the Common Stock are split, combined, reclassified, changed into, or exchanged for, a different number or kind of securities of NWA Corp., or if shares of the Common Stock are changed into, or are exchanged for, any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, merger, consolidation, or combination, then the Board shall make such adjustments as are necessary to reflect such change so as to prevent the diminution or enlargement of a Participant’s rights under the Plan, including but not limited to, adjustments in the aggregate number of shares reserved for issuance under the Plan, and adjustments in the number and class of and/or price of shares subject to outstanding Options granted under the Plan; provided that the number of shares subject to any Option shall always be a whole number. (Numbers below ..5 shall be rounded down and numbers of .5 or above shall be rounded up.)

3.3                                 Adjustment of Other Employee Options. In the event NWA Corp. adjusts any of the terms of any other outstanding employee stock options at any time during the Exercise Period as a result of an event described in Section 3.2 (including without limitation any adjustments in the exercise price or the number or class of shares issuable on exercise), then all unexercised Options under this Plan shall be adjusted in a manner that is no less favorable (on a per share basis) to holders of such Options than the adjustment provided to the holders of other employee stock options.

IV.                                 ALLOCATION

The number of whole shares of Common Stock with respect to which each Participant shall be awarded an Option on the Grant Date shall be determined in accordance with Appendix A to this Plan.

V.                                     OPTIONS

5.1                                 Grant. On the Grant Date, NWA Corp. shall award Options covering an aggregate of 3,500,000 shares of Common Stock to the Participants.  A Participant’s Option shall entitle the Participant to purchase from NWA Corp. on the terms and conditions set forth herein the number of shares of Common Stock determined in accordance with Appendix A at the Exercise Price. The Options shall be evidenced by a written agreement, acknowledgment, or other form of documentation executed on behalf of NWA Corp. and delivered to each Participant, in a form determined by the Company, setting forth the Exercise Price, the number of shares subject to the Option and the Exercise Period.

5.2                                 Exercise Price. The Exercise Price for each share of Common Stock subject to an Option shall be the Fair Market Value of a share of Common Stock on the Grant Date.

5.3                                 Exercisability and Term. An Option granted to a Participant shall be exercisable as to one-half of the shares of Common Stock that are subject to such Option on the thirtieth (30th) day after the Company and the Association finalize the list of Pilots to receive Options hereunder and the number of shares of Common Stock subject to each Option as determined in accordance with Appendix A attached hereto, as evidenced by an authorized officer of the Company and the Association signing a final copy of such list, or if such date is not a business day, then on the next business day following such date; and such Option shall become exercisable as to the remaining one-half of the shares of Common Stock that are subject to such Option on the first anniversary of such date.  The Option shall expire on, and no shares of Common Stock may be purchased thereunder, after the expiration of the Exercise Period.

5.4                                 Method of Exercise. To exercise an Option, the holder thereof must give irrevocable notice of exercise to the Secretary of NWA Corp. (or the Secretary’s designated agent) in a form determined by the Company, identifying a whole number of shares of Common Stock (which shall not be less than the lesser of (a) 50 shares or (b) the number of shares then subject to such Option) with respect to which Option is being exercised. The Exercise Price for the shares of Common Stock with respect to which the Option is being exercised (the “Aggregate Exercise Price”) must be paid in full to NWA Corp. prior to issuance of the Common Stock.

5.5                                 Withholding Taxes. The Participant shall be required to pay to Northwest Airlines, or make arrangements satisfactory to Northwest Airlines, regarding the payment of, the amount of any foreign, federal (including FICA), state, or local taxes of any kind required by law to be withheld with respect to the grant or exercise of an Option.

5.6                                 Payment. Payment of the Aggregate Exercise Price and any tax withholding obligation must be made by cashier’s check, through electronic funds transfer, or through a broker-assisted cashless Option exercise program which NWA Corp. shall establish (the “Cashless Exercise Program”), or by the withholding of shares of Common Stock otherwise to be delivered upon exercise of the Option with a Fair Market Value equal to the Aggregate Exercise Price and any tax withholding obligation. No shares of Common Stock will be delivered to the Participant until all such amounts have been paid. The Participant will be responsible for all brokerage commissions, interest and other expenses, if any, associated with an exercise and sale pursuant to the Cashless Exercise Program or other sale of the shares issued upon exercise of the Option.

5.7                                 Nontransferability. An Option granted pursuant to the Plan shall not be transferable by the Participant except through the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by such Participant. Notwithstanding the foregoing, the designation of a beneficiary by a Participant shall not constitute a transfer.

5.8                                 Recordkeeping and Reporting. NWA Corp. shall maintain or cause its agent to maintain an account statement for each Participant (an “Account Statement”) that contains the following information: (a) the number of shares (exercisable and non-exercisable) with respect to which the Option held by the Participant is unexercised, (b) the number of shares (exercisable and non-exercisable) with respect to which the Option held by the Participant has been exercised, (c) the Exercise Price for the Option, and (d) the Exercise Period for the Option. NWA Corp. shall provide or cause its agent to provide to all holders of Options: (i) an Account Statement within thirty (30) days of the Grant Date and (ii) either on-line access through the internet to such holder’s account information or an Account Statement within thirty (30) days of each anniversary of the Grant Date until the expiration of the Options.

VI.                                 SEPARATION OF EMPLOYMENT OR DEATH

If a Participant separates from employment with Northwest Airlines during the Exercise Period, the Option held by the Participant at the time of such separation of employment shall continue to be exercisable during the Exercise Period. If a Participant dies during the Exercise Period, any Options held by the Participant at death shall be exercisable by the Participant’s estate or beneficiaries during the Exercise Period.

VII.                             COMPLIANCE WITH THE SECURITIES ACT

NWA Corp. shall use its best efforts to maintain an effective Registration Statement on Form S-8 (the “Registration Statement”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”) covering the Common Stock to be offered pursuant to the Plan to permit holders of Options to exercise them. In the event there is no Registration Statement on file, the Participant, by acceptance of any Option granted under the Plan, will represent and warrant to NWA Corp. that the purchase or receipt of shares of Common Stock upon the exercise thereof will be for investment and not with a view to distribution.

NWA Corp. shall take all actions necessary and appropriate to satisfy applicable provisions of the Securities Act, the Securities Exchange Act of 1934, as amended, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which NWA Corp.’s Common Stock is listed.

NWA Corp. may endorse an appropriate legend referring to the foregoing restrictions upon the certificate or certificates representing any shares of Common Stock issued to a Participant upon the exercise of any Option granted under the Plan.

VIII.                         MISCELLANEOUS

8.1                                 Amendments. The Plan may only be amended or modified in a written agreement among the Association, Northwest Airlines, and NWA Corp.

8.2                                 Governing Law. This Agreement and the Plan, to the extent not preempted by federal securities laws, shall be governed by and construed in accordance with the Railway Labor Act and the internal laws of the State of Delaware without regard to the choice of law principles thereof.

8.3                                 No Employment Rights. The establishment of the Plan and participation in the Plan shall not confer upon any Participant any right to continued employment with the Company, nor, subject to the Pilots Agreement, shall it interfere in any way with the right of the Company to terminate the employment of any Participant at any time.

8.4                                 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

8.5                                 Effect of Income Realized by Participant. The income realized through the exercise of an Option shall not be taken into account for purposes of calculating any benefit otherwise payable to a Participant under the terms of any employee benefit, compensation, pension or insurance plan, program or arrangement of the Company in which the Participant may participate from time to time.

8.6                                 No Stockholder Rights. Nothing in the Plan or in any Option granted under the Plan shall confer upon any Participant or his executors,

administrators or legal representatives any of the rights of a stockholder of NWA Corp. with respect to the shares of Common Stock subject to an Option until such shares have been issued upon an exercise of the Option.

8.7                                 Effective Date and Term of the Plan. The Plan shall become effective on the Grant Date and shall remain in full force and effect through and including the expiration of the Exercise Period.

IN WITNESS WHEREOF, the parties have signed this Letter of Agreement as of th3 12th day of October, 2004.

NORTHWEST AIRLINES CORPORATION		AIR LINE PILOTS ASSOCIATION INTERNATIONAL

By:	/s/ Michael L. Miller	By:	/s/ Mark A. McClain
Name: Michael L. Miller			Name: Mark A. McClain
Title: Vice President – Law & Secretary			Title: Chairman, NWA MEC

NORTHWEST AIRLINES, INC.

By:	/s/ Robert A. Brodin	By:	/s/ Duane E. Woerth
Name: Robert A. Brodin			Name: Duane E. Woerth
Title: Senior Vice President – Labor Relations			Title: President

LETTER OF AGREEMENT

between
NORTHWEST AIRLINES, INC.
and
THE AIR LINE PILOTS
in the service of
NORTHWEST AIRLINES, INC.
as represented by
AIR LINE PILOTS ASSOCIATION, INTERNATIONAL

This Letter of Agreement is made and entered into in accordance with the provisions of Title II of the Railway Labor Act, as amended, by and among Northwest Airlines Corporation (“NWA Corp.”), Northwest Airlines, Inc., (the “Company”) and the Air Line Pilots in the service of Northwest Airlines, Inc. as represented by the Air Line Pilots Association, International ( “ALPA”) and constitutes an amendment to that certain Letter of Agreement dated as of October 12, 2004 (the “Original Agreement”), by and among NWA Corp., the Company and ALPA, which sets forth the terms and conditions of the 2004 Pilots’ Bridge Stock Option Plan (as modified and amended from time to time, the “Plan”).

The Original Agreement and the Plan are hereby amended as follows:

1.                                       Section 1.8 of the Plan is hereby deleted in its entirety and replaced with the following:

“1.8                           “Pilot” shall mean a pilot whose name appears on the Northwest Airlines Pilot System Seniority List, other than (i) pilots who were on disability retirement status on December 1, 2004, and (ii) pilots who were on an unpaid medical leave of absence on December 1, 2004, and who as of that date either (x) had an application for disability retirement approved by the Retirement Board, or (y) had an application for disability retirement denied by the Retirement Board, or (z) had an application for a disability retirement pending before the Retirement Board.”

2.                                       Except as herein provided, the Original Agreement and the Plan (together with all exhibits and attachments thereto) shall remain unchanged and in full force and effect. This Letter of Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Letter of Agreement by signing any such counterpart.

IN WITNESS WHEREOF, the parties have signed this Letter of Agreement this 12th day of October, 2004.

NORTHWEST AIRLINES CORPORATION		AIR LINE PILOTS ASSOCIATION INTERNATIONAL

By:	/s/ Michael L. Miller	By:	/s/ Mark A. McClain
Name: Michael L. Miller			Name: Mark A. McClain
Title: Vice President – Law & Secretary			Title: Chairman, NWA MEC

NORTHWEST AIRLINES, INC.

By:	/s/ Robert A. Brodin	By:	/s/ Duane E. Woerth
Name: Robert A. Brodin			Name: Duane E. Woerth
Title: Senior Vice President – Labor Relations			Title: President

APPENDIX A:

OPTION ALLOCATION PRINCIPLES

NWA Corp. shall award Options on the Grant Date as follows: